EXHIBIT 10.1

                    AMENDMENT NO. 1 TO EOMPLOYMENT AGREEMENT

    This Amendment No. 1 to Employment Agreement (this "Agreement") is made and entered into effective as of Decmeber 31, 1996 by and between Primeco Inc., a Texas corporation ("Employer"), and Gerald E. Lane ("Employee").

    WHEREAS, Employer and Employee entered into an Employment Agreement, dated as of December 2, 1994 (the "Employment Agreement");

    WHEREAS, to induce Employee to stay in the employ of Employer, Employer and Employee desire to amend certain terms and conditions of the Employment Agreement;

    NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

    1. DEFINED TERMS. Capitalized terms not defined herein shall have the meanings set forth in the Employment Agreement.

    2. INCENTIVE COMPENSATION. Section 3.1 of the Employment Agreement is hereby amended and restated in its entirety as follows:

        "3.2 INCENTIVE COMPENSATION. In addition to the Base Salary provided for in Section 3.1 hereof, Employee's bonus for calendar year 1996 shall equal $70,130, to be paid by February 28, 1997."

    3. TERMINATION OF EMPLOYMENT AGREEMENT. Upon payment of the incentive compensation as set forth in Section 2 hereof, the Employment Agreement, including without limitation Section 7 and 8 thereof, shall terminate and be of no further force and effect, except that Employer shall pay to Employee Base Salary through the date of such termination.

    4. FUTURE EMPLOYMENT. Employer shall be free to continue to employ Employee on an at-will basis without an employment contract upon such terms and conditions as Employer and Employee agree.

    5. OTHER TERMS AND CONDITIONS. Except as expressly amended or modified in this Agreement, all terms and conditions of the Employment Agreement shall remain in full force and effect, until the Employment Agreement terminates pursuant to Section 3 hereof.

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    IN WITNESS WHEREOF, each of the parties to the Agreement has executed and delivered this Agreement as of the date first written above.

                                        PRIMECO INC.

                                        By: /s/ THOMAS E. BENNETT
                                        Thomas E. Bennett
                                        President

                                        EMPLOYEE:

                                        /s/ GERALD LANE
                                        Gerald Lance